As filed with the Securities and Exchange Commission on September 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

August 10, 2012

Dear Fellow Shareholder,

The Fund had a disappointing final quarter of its fiscal year ending June 30, 2012, and as a result, posted a decline in a period of substantial volatility. In the quarter ended June 30, 2012, the Fund declined by -8.63%, compared to a quarterly decline of -2.75% in the S&P 500 Index.

Disclosure Note:

For your information, for the period ended June 30, 2012, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were -7.88%, -4.74%, 3.35% and 6.20%, respectively. For the same periods the returns for the S&P 500 Index were 5.45%, 0.22%, 5.33% and 6.38%.

Gross Expense Ratio:	1.12%
Net Expense Ratio:	0.99	%**

**	The Advisor has contractually agreed to reduce fees through 10/31/12.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund lost its positive fiscal year performance as a result of the decline in the most recent quarter, and posted a decline of -7.88% for the 12 months ending June 30, 2012. It underperformed the Index during this period, which posted a gain of +5.45%.

This disappointing performance, both absolutely and relatively, is largely attributable to the market’s predominant focus on macro and global concerns. This focus was accompanied by a strong risk aversion, which in turn produced a gravitation to highly defensive sectors, industries and stocks.

While the Fund’s portfolio contained several of these more defensive holdings, it also contained many of the more economically sensitive stocks that were particularly hard hit during the recent 12 month period.

MATRIX ADVISORS
VALUE FUND, INC.

The enclosed Commentary discusses the market’s macro concerns and the continued likelihood that there will be an ongoing shift in market focus between these overarching concerns and the market’s more typical focus on the merits of individual companies.

In the reigning uncertainty we have redoubled our stress testing of every holding to assure our utmost comfort with the strength and the timeliness of each of our positions. We believe the steady application of our proven discipline should once again assist us in our efforts to obtain strong performance in the new fiscal year and beyond.

We at Matrix are meaningful investors in the Fund, and we maintain a high degree of confidence for its going forward prospects.

As always, we are grateful for and appreciative of your support, patience and trust. Best regards.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

	Average Annualized Total Return Periods Ended June 30, 2012
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	-7.88%	-4.74%	3.35%
S&P 500 Index*	5.45%	0.22%	5.33%

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charges or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com. The Fund imposes a redemption fee of 1.00% on shares held for 60 days or less. The performance cited above does not reflect this redemption fee; if deducted the total returns would be reduced. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower.

*	The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund
Capital Markets Commentary and
2012 Annual Report:

In the second quarter of the calendar year, the stock market returned to the macro-global focus it had for much of 2011. As it was last calendar year, such focus was primarily directed on Eurozone fiscal integrity worries, but secondarily on questions regarding the pace of economic recoveries in both China and the U.S.

As we saw last year, in the face of overarching concerns, the market adopted an undifferentiated and uniformly negative outlook to stocks. This was particularly evident with Financials and more economically sensitive stocks such as in the Industrials, Energy, Technology and Materials sectors.

The Matrix Advisors Value Fund was negatively impacted alongside the market, and because of the economically sensitive nature of many of its holdings, the Fund fared worse than the overall market. While still positive through the first half of the 2012 calendar year, the Fund trailed the S&P 500 Index for the quarter and for the time being has given back its relative lead to the market from earlier in the year through the end of June.

Annual Review

The Fund had a negative fiscal year, with significant see-saws in its performance, which were largely dictated by overall market focus. While, the Fund began its fiscal year on a rather weak note, it benefited from positive performance in late 2011 and early 2012, only to fall back into negative territory during the most recent quarter. For the fiscal year ending June 30, 2012 the Fund declined by -7.88% versus a gain in the S&P 500 Index of +5.45%.

As mentioned, the Fund’s performance was directly related to whether the market was focused on macro and global concerns or the fundamentals of individual companies. Unfortunately, a fearful macro outlook driven by concerns over the stability of the unified European fiscal system prevailed during the fiscal year.

In such an environment, more economically sensitive stocks, of which the Fund holds many, were especially hard hit, and the Fund’s performance was affected commensurately.

We do believe that, just as occurred during this past fiscal year, when the focus of the market returns to company fundamentals, the Fund should perform well on an absolute and relative basis.

Quarterly Review

The market was particularly hard hit in May, as disappointing U.S. job creation data, coupled with uncertainty as to whether a Greek election would fracture the Eurozone, created significant anxiety.

At the very end of the quarter European regulators and politicians fashioned a plan which should help stressed sovereign entities as well as hard-pressed European banks. While it is too early to determine the longer term ramifications of this agreement, there are indications that this plan could alleviate a substantial amount of the obsession regarding macro Eurozone fiscal arrangements. If so, this could enable the market to return to its traditional focus on individual stocks.

MATRIX ADVISORS
VALUE FUND, INC.

When that focus returns, much as it did in the first quarter of 2012, we are of the opinion that the overall market and the Fund in particular should once again move significantly higher.

Fund Performance

In a quarter where the “risk off” trade was the only attractive one, the most defensive sectors and holdings in the Fund’s portfolio fared best.

Its one Utility stock, Vodafone, was positive for the quarter, while traditionally defensive sectors such as Consumer Staples (led by PepsiCo, Coca-Cola and CVS Caremark) and Healthcare (led by Johnson & Johnson, with assistance from new holding Thermo Fisher Scientific) were more protective than the broad market, although negative.

Conversely, the Fund was most adversely impacted by more economically driven areas like Technology (particularly Dell and Cisco), Materials (Alcoa), Energy (hurt by Devon Energy, Valero and Tidewater) and Consumer Discretionary (particularly Staples). In addition, Financials, which had had a very strong six month run, were negatively impacted by the new European worries coupled with the J.P. Morgan derivative trading loss.

During the quarter, the Fund began new positions in Emerson Electric, the large diversified industrial company, Schlumberger, the world’s leading oil service company, and Thermo Fisher Scientific, a leading provider of laboratory products and services.

Conversely, the Fund completed a successful sale of eBay, and also sold its position in Carnival Cruise Lines, based on dissatisfaction with management, a lack of urgency to enhance shareholder value, and the belief that there were more timely and compelling alternatives.

Finally, during the quarter ConocoPhillips split itself into two companies, ConocoPhillips and Phillips 66. The Fund sold its small position in the latter, as it is primarily a downstream refining and retailing company, and within that area we were much more comfortable with our existing position in Valero. Based on our current industry outlook, we believe energy represents a compelling opportunity, so the Fund redeployed the Phillips 66 proceeds into Schlumberger, which we believe represents a more timely investment.

The Fund also scaled back its holdings in Walgreen’s and Western Union, using the proceeds to add to its position in such holdings as Cisco, Johnson & Johnson, J.P. Morgan, Charles Schwab, St. Jude Medical, TE Connectivity (the former Tyco Electronics), Teva Pharmaceutical and Vodafone.

The Fund realized capital gains in the second quarter of 2012, which generated a moderate amount of net realized capital gains for the fiscal year ending June 30. However, because of the significant tax loss carry forward that the Fund enjoys, the Fund is not expected to report a net realized capital gain for the most recent fiscal year.

Looking forward, we believe that there are many reasons for guarded optimism for the Fund’s portfolio despite the all-too-evident macro issues. Corporate America has been able to continue to grow earnings (albeit at a slower pace), and our portfolio shows earnings growth at least as favorable as the overall market.

MATRIX ADVISORS
VALUE FUND, INC.

At the same time, valuations are once again compelling; with our overall portfolio trading at about 9.2 times projected 2013 earnings.

Finally, during this recent pull back we have done a comprehensive stress test of the Fund’s portfolio holdings for their resilience and timeliness, and as indicated above, we have not been shy about making necessary or opportunistic changes. While we are very comfortable with our current holdings we expect this demanding review process will be ongoing and continuous, and we will make changes where we think they are warranted.

All of these efforts are made with our belief that it is inevitable that the market focus should once again return to a fundamental outlook; in that scenario we believe that the Fund is well positioned for a potential favorable and quick valuation reappraisal.

*           *           *

In this quarter’s installment of Ideas About Investing we look once again at the reality of current interest rates to see what they portend for both equity and bond markets.

Despite the nationwide sweltering heat, we wish you all the best for a relaxing summer, and we thank you for your continued support. Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

One of the most important yet less discussed issues confronting financial markets is the significance of where interest rates are now, and the present and future implications of their current levels.

In the wake of the recent decline in interest rates, bond investors once again face the reality that the downward march of interest rates has probably reached its limit.

While it is possible that rates can go lower (there is, after all, about 1.5% between the current 10 Year U.S. Treasury rate and zero), we don’t believe that anyone, including the Federal Reserve, wants to see bond yields there, nor do we believe that they will end up there.

Bond yields can and may move sideways from current levels over the near term, reflecting the Fed’s willingness to keep the Federal Funds rate in the neighborhood of zero. Again, though, this is viewed as a temporary, stimulative posture, not a desirable normative state of affairs.

Therefore, as we see it, the likelihood of either continued declines in yields, or a longer term sideways movement in those yields pales in comparison to the prospect of a measurable increase in rates. This should be a welcome development, since in our opinion it would likely reflect calm, comfort and conviction as to the state of global fiscal structures, mechanisms and regulations, as well as the underlying economies being overseen.

As we saw in the first quarter of this year, even modest bond yield increases translate into market losses for bonds. Longer term bonds and bond funds would likely be that much more vulnerable and volatile.

All of this of course is known. What is so amazing is that it is largely being ignored, as individual investors continue to flee equities for the perceived safety of bonds. To our way of thinking, this is like investors piling into tech and internet stocks in 1999.

The great irony here is that all the above-mentioned factors that will ultimately end the bull market for bonds, should be sweet music to the stock market – the arena that many investors are currently disparaging.

Among other things, this also basically means, whether they realize it or not, that stock and bond investors are rooting for different macro outcomes over the next two to three years. For the bond party to continue, current weakness and uncertainty need to prevail. For equity investors, stability, and a perception of sustained growth are the best outcome.

Putting aside the obvious rooting interest we would have in stability and growth, we think that objectively the wind is much more at the back of the stock market than the bond market.

There is currently a cyclical slowdown in much of the developed world, which corresponds with profound fiscal/ regulatory/structural issues in Europe. There will likely be improvement over the next couple of years on both fronts, and both stock and bond markets are likely to move anticipatorily in advance of those developments.

MATRIX ADVISORS
VALUE FUND, INC.

Rock bottom interest rates and yields have typically dis-incented savers, and have truly hurt retirees seeking both capital preservation AND a meaningful income stream from their bonds. The fear of cheap money creating asset bubbles as was done with real estate is not a prospect to be desired or courted.

Finally, somewhat higher interest rates should not be a disincentive for companies to invest. If higher rates reflect greater certainty and stability (as we think they would) that comfort should itself impel investment, regardless of a bubbling up of interest rates.

Bonds are an important, essential investment vehicle. But the 30 year bull market in bonds is at its very, very late stages because of the inevitability of sustained higher interest rates and bond yields.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/12)	$ 1,000.00	$ 1,000.00

Ending Account Value (6/30/12)	$ 1,059.70	$ 1,019.94

Expenses Paid During Period1	$ 5.07	$ 4.97

1	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Consumer Discretionary	3.0%
Consumer Staples	10.1%
Energy	16.9%
Financials	26.0%
Health Care	13.8%
Industrials	2.2%
Information Technology	22.6%
Materials	2.3%
Telecommunication Services	3.0%
99.9%
Cash	0.1%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of June 30, 2012.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2012

SHARES		VALUE
COMMON STOCKS – 99.6%
BANK (MONEY CENTER): 3.8%
80,000	JPMorgan Chase & Co.	$2,858,400

BANK (PROCESSING): 4.0%
67,500	State Street Corp.	3,013,200

BANK (REGIONAL): 3.2%
78,000	BB&T Corp.	2,406,300

BANK (SUPER REGIONAL): 4.3%
97,500	Wells Fargo & Co.	3,260,400

BEVERAGES: 1.3%
9,500	PepsiCo, Inc.	671,270
4,000	The Coca-Cola Co.	312,760
		984,030

COMMUNICATIONS EQUIPMENT: 3.2%
57,800	Harris Corp.	2,418,930

COMPUTER SOFTWARE AND SERVICES: 3.4%
83,000	Microsoft Corp.	2,538,970

COMPUTERS AND PERIPHERALS: 2.8%
168,800	Dell, Inc.*	2,113,376

DRUG (GENERIC): 2.9%
56,000	Teva Pharmaceutical Industries, Ltd. – ADR	2,208,640

DRUG STORE: 3.9%
44,000	CVS Caremark Corp.	2,056,120
30,000	Walgreen Co.	887,400
		2,943,520

ELECTRICAL COMPONENT: 7.8%
186,000	Corning, Inc	2,404,980
35,000	Emerson Electric Co.	1,630,300
60,000	TE Connectivity Ltd.	1,914,600
		5,949,880

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2012 – Continued

SHARES		VALUE
FINANCIAL SERVICES: 4.8%
36,300	American Express Co.	$2,113,023
89,500	Western Union Co.	1,507,180
		3,620,203

FOOD PROCESSING: 2.2%
56,500	Archer Daniels Midland Co.	1,667,880

HOUSEHOLD PRODUCTS: 2.7%
33,500	The Procter & Gamble Co.	2,051,875

HUMAN RESOURCES: 2.4%
210,000	Monster Worldwide, Inc.*	1,785,000

INSURANCE (DIVERSIFIED): 3.5%
87,000	Metlife, Inc.	2,683,950

MEDICAL PRODUCTS: 2.5%
27,500	Johnson & Johnson	1,857,900

MEDICAL SUPPLIES: 7.0%
67,500	St. Jude Medical, Inc.	2,693,925
40,000	Zimmer Holdings, Inc.	2,574,400
		5,268,325

METALS AND MINING: 2.3%
196,000	Alcoa, Inc.	1,715,000

OIL/GAS (DOMESTIC): 3.3%
43,500	Devon Energy Corp.	2,522,565

OIL & GAS SERVICES: 4.8%
56,000	Tidewater, Inc.	2,596,160
16,000	Schlumberger Ltd.	1,038,560
		3,634,720

PETROLEUM (INTEGRATED): 6.1%
23,500	Chevron Corp.	2,479,250
38,300	ConocoPhillips	2,140,204
		4,619,454

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2012 – Continued

SHARES		VALUE
PETROLEUM (REFINING): 2.6%
80,500	Valero Energy Corp.	$1,944,075

PRECISION INSTRUMENTS: 1.5%
21,400	Thermo Fisher Scientific, Inc.	1,110,874

RETAIL (SPECIAL LINES): 3.0%
172,000	Staples, Inc.	2,244,600

SECURITIES BROKERAGE: 4.2%
110,500	Morgan Stanley	1,612,195
124,000	The Charles Schwab Corp.	1,603,320
		3,215,515

TELECOMMUNICATIONS (EQUIPMENT): 3.1%
139,000	Cisco Systems, Inc.	2,386,630

TELECOMMUNICATIONS (FOREIGN): 3.0%
80,000	Vodafone Group PLC – ADR	2,254,400

TOTAL COMMON STOCKS (Cost $77,989,359)		75,278,612

SHORT TERM INVESTMENTS: 0.1%
97,059	Fidelity Institutional Money Market Portfolio	97,059

TOTAL SHORT TERM INVESTMENTS (Cost $97,059)		97,059

TOTAL INVESTMENTS (Cost $78,086,418): 99.7%		75,375,671
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.3%		204,545
TOTAL NET ASSETS: 100.0%		$75,580,216

* Non-Income Producing.
ADR – American Depository Receipt.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
At June 30, 2012

ASSETS:
Investments in securities, at value (cost $78,086,418)	$75,375,671
Receivables:
Securities sold	791,219
Fund shares sold	395
Dividends and Interest	146,414
Prepaid expenses	12,845
Total assets	76,326,544

LIABILITIES:
Payable to Advisor	33,429
Payable for investments purchased	623,595
Payable for Fund shares repurchased	13,438
Accrued expenses and other liabilities	75,866
Total liabilities	746,328
NET ASSETS	$75,580,216

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	1,868,981

Net Asset Value, Offering Price and Redemption Price Per Share	$40.44
COMPOSITION OF NET ASSETS:
Paid in capital	$88,315,744
Undistributed net investment income	507,051
Accumulated net realized loss on investments	(10,531,832)
Unrealized depreciation on investments	(2,710,747)
Net Assets	$75,580,216

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Year Ended June 30, 2012

INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $6,819)	$1,745,340
Interest income	390
Total income	1,745,730

EXPENSES
Advisory fees	612,533
Administration fees	122,574
Shareholder servicing and accounting fees	59,472
Professional fees	50,494
Federal and State registration fees	27,547
Custodian fees	19,474
Reports to shareholders	17,350
Directors’ fees and expenses	16,121
Other expenses	18,038
Total operating expenses	943,603
Less: Expense reimbursement by Advisor	(135,059)
Net expenses	808,544
Net investment income	937,186

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,336,880
Net change in unrealized appreciation/depreciation on investments	(10,182,445)
Net realized and unrealized loss on investments	(8,845,565)
Net decrease in net assets resulting from operations	$(7,908,379)

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2012	YEAR ENDED JUNE 30, 2011
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$937,186	$571,772
Net realized gain on investments	1,336,880	4,311,667
Change in net unrealized appreciation/depreciation on investments	(10,182,445)	17,972,188
Net increase (decrease) in net assets resulting from operations	(7,908,379)	22,855,627

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(708,785)	(521,687)
Total distributions to shareholders	(708,785)	(521,687)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,319,907	14,637,002
Proceeds from reinvestment of distribution	648,307	482,393
Cost of shares redeemed	(18,181,797)	(22,839,854)
Redemption fees	1,329	2,666
Net decrease from capital share transactions	(13,212,254)	(7,717,793)
Total increase (decrease) in net assets	(21,829,418)	14,616,147

NET ASSETS
Beginning of year	97,409,634	82,793,487
End of year	$75,580,216	$97,409,634
Undistributed net investment income	$507,051	$278,650

CHANGE IN SHARES
Shares outstanding, beginning of year	2,199,266	2,390,427
Shares sold	108,588	341,751
Shares issued on reinvestment of distributions	17,025	11,409
Shares redeemed	(455,898)	(544,321)
Shares outstanding, end of year	1,868,981	2,199,266

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year

	YEARS ENDED JUNE 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$44.29	$34.64	$32.04	$44.14	$63.56

Income (loss) from investment operations:
Net investment income	0.48	0.26	0.18	0.47	0.53
Net realized and unrealized gain (loss) on investments	(3.99)	9.62	2.69	(12.31)	(9.77)
Total from investment operations	(3.51)	9.88	2.87	(11.84)	(9.24)

Less distributions:
Dividends from net investment income	(0.34)	(0.23)	(0.27)	(0.26)	(0.48)
Distributions from realized gains.	—	—	—	—	(9.70)
Total distributions	(0.34)	(0.23)	(0.27)	(0.26)	(10.18)
Paid-in capital from redemption fees (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value, end of year	$40.44	$44.29	$34.64	$32.04	$44.14

Total return	(7.88)%	28.55%	8.87%	(26.72)%	(16.98)%

Ratios/supplemental data:
Net assets, end of year (millions)	$75.6	$97.4	$82.8	$81.6	$122.1

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.15%	1.16%	1.38%	1.44%	1.33%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Interest Expense	—	—	—	—	0.01%

Ratio of net investment income to average net assets:
Before expense reimbursement	0.98%	0.42%	0.07%	0.90%	0.58%
After expense reimbursement	1.14%	0.59%	0.46%	1.34%	0.92%
Portfolio turnover rate	19%	25%	20%	59%	43%

(a) less than $0.01.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

B.	Shares Valuation.

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 – 2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2012, the Fund has no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. For the year ended June 30, 2012, the Fund did not borrow under the line of credit.

I.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period that materially impacted the amounts of disclosures in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. Prior to September 1, 2010, the investment advisory fee was 1.00% of average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Adviser is eligible to recover expenses waived after August 31, 2009, for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

The Adviser will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the year ended June 30, 2012, Matrix waived $135,059. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2012, the cumulative amount available for reimbursement that has been paid and/or waived is $675,781. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2013	2014	2015
$371,267	$169,455	$135,059

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2012, U.S. Bancorp Fund Services, LLC was paid $122,574, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $10,165 for the year ended June 30, 2012 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2012, are as follows:

	Purchases	Sales
Common Stock	$15,214,626	$28,080,212

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$78,160,680
Gross tax unrealized appreciation	9,332,495
Gross tax unrealized depreciation	(12,117,504)
Net tax unrealized depreciation on investments	(2,785,009)
Undistributed ordinary income	507,051
Undistributed long-term capital gains	—
Total Distributable Earnings	507,051
Other accumulated losses	(10,457,570)
Total Accumulated Earnings/Losses	$(12,735,528)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2012, Matrix Advisors Value Fund, Inc. has $8,130,057 of capital loss carryover which expires June 30, 2018 and $2,327,513 which expires June 30, 2017.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

The tax character of distributions paid during the fiscal year ended June 30, 2012 and June 30, 2011 were as follows:

	June 30, 2012	June 30, 2011
Distributions Paid From:
Ordinary Income*	$708,785	$521,687
Long-Term Capital Gain	$—	$—
	$708,785	$521,687

*	For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU N0. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inuts used to value the Fund’s net asset as of June 30, 2012.

	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Equity
Common Stock*	$75,278,612	$—	$—	$75,278,612
Total Equity	$75,278,612	$—	$—	$75,278,612
Short-Term Investments	$97,059	$—	$—	$97,059
Total Investments in Securities	$75,375,671	$—	$—	$75,375,671

*	Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

For the year ended June 30, 2012, there were no transfers between Level 1, Level 2 or Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.

TAIT WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 23, 2012

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2012, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2012, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.03% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

				Number
				of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
David A. Katz, CFA	Director;	Since	Chief Investment Officer	1	None
747 Third Avenue	President, and	1997	(1986 to present) and
New York, NY 10017	Treasurer		President (1990 to present)
(Born 1962)			of Matrix Asset Advisors, the
			Fund’s Advisor, and portfolio
			manager of the Fund (1996
			to present).

Robert M. Rosencrans *	Director	Since	Retired; formerly, President of	1	None
747 Third Avenue		1985	Columbia International, Inc.
New York, NY 10017			(cable television developer and
(Born 1927)			operator) (1984 to 2005).

T. Michael Tucker *	Director and	Since	Consultant, Carr Riggs	1	None
747 Third Avenue	Chairman	1997	& Ingram, LLP (2005 to
New York, NY 10017			present); formerly, Owner of
(Born 1942)			T. Michael Tucker, a certified
			public accounting firm (1977
			to 2005).

Larry D. Kieszek *	Director	Since	Partner of Purvis, Gray &	1	None
747 Third Avenue		1997	Company, a certified public
New York, NY 10017			accounting firm (1974 to
(Born 1950)			present).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
Douglas S. Altabef	Executive	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	Vice President	2000	of Matrix Asset Advisors,
New York, NY 10017	and		the Fund’s Advisor (1996 to
(Born 1951)	Secretary		present).

Steven G. Roukis, CFA	Senior Vice	Since	Managing Director of	N/A	N/A
747 Third Avenue	President	2000	Matrix Asset Advisors, the
New York, NY 10017			Fund’s Advisor (2005 to
(Born 1967)			present); formerly, Director
of Research, Senior Vice
President-Equity Research
of Matrix Asset Advisors and
various other positions within
research (1994 – 2005).

Lon F. Birnholz	Senior Vice	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	President	2006	of Matrix Asset Advisors,
New York, NY 10017			the Fund’s Advisor (1999 to
(Born 1960)			present).

Jordan F. Posner	Senior Vice	Since	Managing Director of Matrix	N/A	N/A
747 Third Avenue	President	2006	Asset Advisors, the Fund’s
New York, NY 10017			Advisor (2005 to present);
(Born 1957)			formerly, Partner of David J.
Greene & Co., an investment
firm (1993 – 2005).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
Steven Pisarkiewicz	Senior Vice	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	President	2010	and Senior Portfolio
New York, NY 10017			Manager of Matrix Asset
(Born 1948)			Advisors, the Fund’s Advisor
(2009-present); formerly,
National Managing Director
for Bernstein Global Wealth
Management (2007-2009);
Executive Vice President
of The Bank of New York
and head of BNY Asset
Management (2003-2007).

Stephan J.	Senior Vice	Since	Managing Director and	N/A	N/A
Weinberger, CFA	President	2010	Senior Portfolio Manager of
747 Third Avenue			Matrix Asset Advisors, the
New York, NY 10017			Fund’s Advisor (2010 to
(Born 1955)			present); formerly, Partner at
Armstrong Shaw Associates
(1996-2010).

Laurie S. Gaeta	Senior Vice	Since	Managing Director of	N/A	N/A
747 Third Avenue	President,	2008	Matrix Asset Advisors,
New York, NY 10017	Chief		(2010-present); Director
(Born 1960)	Compliance		of Operations and Chief
	Officer, AML		Compliance Officer, Matrix
	Compliance		Asset Advisors, the Fund’s
	Officer		Advisor (2002 to present).

Conall Duffin	Vice President	Since	Vice President Marketing and	N/A	N/A
747 Third Avenue	and Assistant	2002	Mutual Fund Servces, Matrix
New York, NY 10017	Secretary		Asset Advisors, the Fund’s
(Born 1975)			Advisor (2010 to present);
Marketing Associate (2001-2010).

*	Not an “interested person”, as that is defined by the 1940 Act.
†	Directors and Officers of the Fund serve until their resignation, removal or retirement.

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Board of Directors
David A. Katz, CFA
Larry D. Kieszek	Annual Report
Robert M. Rosencrans
T. Michael Tucker
w
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
w
Custodian
U.S. Bank, N.A.	MATRIX ADVISORS VALUE FUND, INC.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
w
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
w
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
w
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP	June 30, 2012
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
w
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207
747 Third Avenue, 31st Floor
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.	New York, NY 10017

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$20,500	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$2,800	$2,700
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2012	FYE 6/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By           /s/ David A. Katz
               David A. Katz, President

Date   September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /s/ David A. Katz
               David A. Katz, President

Date   September 7, 2012